Exhibit 10.2

SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT (this “Settlement Agreement”) is made and entered into as of February 12, 2013 by and between Precision Optics Corporation, Inc., a Massachusetts corporation (the “Company”), on the one hand, and Joel Pitlor, an individual (the “Investor”), on the other hand. The Company and the Investor may be referred to hereinafter individually as a “Party” and collectively, as the “Parties.”

RECITALS

WHEREAS, on February 1, 2007, the Company entered into a purchase agreement with the Investor and other parties thereto (the “2007 Purchase Agreement”), and contemporaneously with the execution of the 2007 Purchase Agreement, the Parties executed a registration rights agreement (the “2007 Registration Rights Agreement”);

WHEREAS, pursuant to the terms of the 2007 Registration Rights Agreement, the Company agreed to use commercially reasonable efforts to maintain the effectiveness of a registration statement or registration statements to cover the resale of securities sold in the 2007 Purchase Agreement;

WHEREAS, the Parties acknowledge that the Investor may have a potential basis for claims of damages calculated pursuant to the terms of the 2007 Registration Rights Agreement;

WHEREAS, the Investor has agreed that, he will accept an aggregate of (i) 10,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and warrants in the form attached hereto as Exhibit A (the “Warrants”) to purchase an aggregate of 10,000 shares of Common Stock (the “Warrant Shares” and, together with the Shares, and the Warrants, the “Securities”) in payment in full of the amounts due under the 2007 Registration Rights Agreement (the “Settlement Consideration”);

NOW THEREFORE, for good and valuable consideration, for the purpose of settling potential claims without litigation, and without admission of any fault or liability on the part of any Party whatsoever, the Parties hereby agree as follows:

Section 1.       Definitions.

In addition to those terms defined above and elsewhere in this Settlement Agreement, for the purposes of this Settlement Agreement, the following terms shall have the meanings set forth below:

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Transaction Documents” means this Agreement and the Warrants.

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Section 2.       Issuance of Shares and Warrants in Settlement. Within three (3) Business Days of the execution and delivery of this Settlement Agreement, the Company shall issue the Shares and Warrants to the Investor as payment in full of the Settlement Consideration owed to such Investor.

Section 3.       Reliance on Independent Legal Advice. Each Party represents and warrants to the other Party that:

(a)	It has received advice from his or its own respective, independent legal counsel prior to its execution of this Settlement Agreement;

(b)	The legal nature and effect of this Settlement Agreement has been explained to it by its respective counsel;

(c)	It fully understands the terms and provisions of this Settlement Agreement and the nature and effect thereof;

(d)	It is relying solely on the advice of its own legal counsel in executing this Settlement Agreement; and

(e)	It has carefully read this Settlement Agreement, knows the contents thereof, and is executing the same freely and voluntarily.

Section 4.       Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor that:

(a)	Due Organization. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Company has the corporate power and authority to execute, deliver and perform this Settlement Agreement to which it is a party and to issue and deliver the Securities.

(b)	Authorization, Validity and Enforceability. The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of this Settlement Agreement, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance and delivery of the Securities. When delivered in accordance with the terms hereof, this Settlement Agreement will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and to general equitable principles.

(c)	Issuance of the Securities. The Shares and the Warrants to purchase shares of the Company’s Common Stock, when issued pursuant to the Settlement Agreement, have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive or similar rights, and have been issued in compliance with applicable securities laws, rules and regulations. The Warrant Shares have been duly and validly authorized and reserved for issuance, and, when issued upon the exercise of the Warrants in accordance with the terms of the Warrants and as described in the Transaction Documents, will be validly issued, fully paid and nonassessable, and free of any preemptive or similar rights.
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(d)	No Consents. The execution, delivery and performance by the Company of this Settlement Agreement and the issuance of the Securities requires no consent of, action by or in respect of, or filing with, any governmental body, agency, official or other third party, other than filings that have been made pursuant to applicable securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.

(e)	No Conflict. The execution, delivery and performance of this Settlement Agreement by the Company and the issuance of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Articles of Organization, as amended, or the Company’s Bylaws, both as in effect on the date hereof (true and complete copies of which have been filed on EDGAR), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any subsidiary of the Company or any of their respective assets or properties, or (b) any agreement or instrument to which the Company or any subsidiary of is a party or by which the Company or a subsidiary is bound or to which any of their respective assets or properties is subject.

(f)	No General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in the provisions of Regulation D, promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Act) in connection with the issuance of the Securities.

(g)	Neither the Company nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Securities Act.

(h)	The issuance of the Securities to the Investor as contemplated hereby is exempt from the registration requirements of the Securities Act.

Section 5.       Representations and Warranties of the Investor. The Investor represents and warrants to the Company that:

(a)	Purchase for Own Account. Such Investor is acquiring the Securities for such Investor’s own account for investment purposes only and not with a present view towards the public sale or distribution thereof except for sales duly registered under the Securities Act. Such Investor is not a registered broker/dealer, nor is an affiliate of a registered broker/dealer and such Investor does not have any agreement or understanding, directly or indirectly, with any person regarding the sale or distribution of the Securities or any of the Company’s Common Stock, except this Settlement Agreement. Such Investor understands that it must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available.

(b)	Accredited Investor Status. Such Investor is an “accredited investor" as that term is defined in Rule 501(a) of Regulation D, promulgated by the Commission under the Securities Act, and such Investor is capable of evaluating the merits and risks of its investment in the Securities and has the ability and capacity to protect its interests.
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(c)	Information Availability. Such Investor acknowledges that the Company has made available to Investor all documents and information that Investor has requested relating to an investment in the Securities, and Investor has had an opportunity to discuss this investment with representatives of the Company and ask questions of them.

(d)	No General Solicitation. Such Investor confirms that he did not learn of the issuance of the Securities as a result of any general solicitation or general advertising.

(e)	Reliance on Exemptions. Such Investor understands that the Securities are being issued to such Investor in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Securities.

(f)	Governmental Review. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(g)	Transfer or Resale. Such Investor understands that (i) the sale or resale of the Securities has not been and is not being registered under the Securities Act or any state securities laws, and the Securities may not be transferred unless (A) the Investor shall have delivered to the Company an opinion of Company counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (B) sold under and in compliance with Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”).

(h)	Authority to Enter into Settlement Agreement. Such Investor has all requisite legal and other power and authority to execute and deliver this Settlement Agreement and to carry out and perform his obligations under the terms of this Settlement Agreement. This Settlement Agreement constitutes a valid and legally binding obligation of such Investor enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(i)	Residency. Such Investor is a resident of the state set forth under the name of Investor on his signature page to this Settlement Agreement.

(j)	Restricted Securities. Such Investor understands that

a.	the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

b.	the Securities have not been registered under the Securities Act or any state securities laws and are being offered in reliance upon specific exemptions from the registration requirements of the Securities Act and state securities laws, and the Company is relying upon the truth and accuracy of, and Investor’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of Investor contained in this Settlement Agreement in order to determine the availability of such exemptions and the eligibility of Investor to acquire the Securities;
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c.	the Securities must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration;

d.	the Securities will bear a legend substantially in the form set forth in Section 5(k) herein; and

e.	the Company will make a notation on its transfer books to such effect.

(k)	Legend. Such Investor understands that until such time as the Securities issued pursuant to this Settlement Agreement may have been registered under the Securities Act or otherwise may be sold by the Investor under Rule 144, certificates for the Securities may bear a restrictive legend in substantially the following form:

a.	“The securities represented hereby have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended, and, accordingly, may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144, or (iii) the Company has received an opinion of Company counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 as amended.”

b.	If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

(l)	No Registration Rights. Such Investor further understands that there are no registration rights associated with the Securities being acquired pursuant to this Settlement Agreement.

Section 6.       Related Party Transaction. The Parties acknowledge that the Investor is a member of the Company’s board of directors and accordingly, by virtue of his directorship with the Company, he is considered a related party of the Company under federal securities law. The Company’s Board of Directors acknowledges that the Investor’s entry into this Settlement Agreement is a related party transaction and has approved such transaction.

Section 7.       Fees and Expenses. Each Party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Settlement Agreement.

Section 8.       Entire Agreement. This Settlement Agreement contains the entire understanding and agreement between the Parties hereto with respect to the matters referred to herein and supersedes any and all prior and contemporaneous commitments, undertakings and agreements, whether written or oral. The Parties further acknowledge and agree that parol evidence shall not be required to interpret the intent of the Parties. No other representations, covenants, undertakings, or other prior or contemporary agreements, whether oral or written, respecting such matters, which are not specifically incorporated herein, shall be deemed in any way to exist or bind any of the Parties. The Parties acknowledge that each party has not executed this Settlement Agreement in reliance on any other promise, representation, or warranty.

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Section 9.       Notices. Any notice given by any Party under this Settlement Agreement shall in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three (3) Business Days after such notice is deposited in first class mail, postage prepaid, (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one (1) Business Day after delivery to such carrier, and (v) if given by electronic mail, upon receipt.

Section 10.      Severability. In case any provision of this Settlement Agreement shall be declared invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Settlement Agreement shall not in any way be affected or impaired thereby.

Section 11.      Waiver, Amendment, and Modification of Settlement Agreement. The Parties agree that no waiver, amendment, or modification of any of the terms and/or conditions of this Settlement Agreement shall be effective unless in writing and signed by all Parties affected by the waiver, amendment, or modification. No waiver of any term, condition or default of any term of this Settlement Agreement shall be construed as a waiver of any other term, condition or default.

Section 12.      Counterparts; Facsimile and Electronic Signatures. This Settlement Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Counterpart signatures to this Settlement Agreement delivered by facsimile or other electronic transmission shall be acceptable and binding.

Section 13.      Headings. The section and paragraph headings contained in this Settlement Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Settlement Agreement.

Section 14.      Governing Law. This Settlement Agreement and its terms shall be governed by and construed under Massachusetts law.

Section 15.      No Admissions By Parties. Nothing contained in this Settlement Agreement is intended to, or shall be deemed or construed to, be an admission by any Party hereto, for any liability whatsoever, to the other Party, except as may be otherwise expressly provided for in this Settlement Agreement.

Section 16.      Joint Participation in Drafting. Each Party to this Settlement Agreement has participated in the negotiation and drafting of this Settlement Agreement. As such, the language used herein shall be deemed to be the language chosen by the Parties hereto to express their mutual intent, and no rule of strict construction will be applied against any Party to this Settlement Agreement.

[Signature page to follow]

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Settlement Agreement as of the date first written above.

PRECISION OPTICS CORPORATION, INC.

22 East Broadway

Gardner, Massachusetts 01440-3338

Fax: (978) 630-1487

By: /s/ Joseph N. Forkey

Name: Joseph N. Forkey

Title: Chief Executive Officer

With a copy to (which shall not constitute notice):

Amy Trombly, Esq.

Trombly Business Law, P.C.

1320 Centre Street, Suite 202

Newton, MA 02459

Fax: (617) 243-0066

JOEL PITLOR

/s/ Joel Pitlor

Joel Pitlor, an individual

[Address]

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EXHIBIT A

Form of Warrant to Purchase Shares of Common Stock

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